EXHIBIT 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Wenhuai Zhuang, Chief Financial Officer of China Liberal Education Holdings Limited (the “Company”), hereby certify to my knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2020 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2021	/s/ Wenhuai Zhuang
Wenhuai Zhuang
Chief Financial Officer (Principal Financial Officer)